Exhibit 99.2

INVESTOR PRESENTATION March 2026

This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 . All statements other than statements of historical facts contained in this document, including but not limited to statements regarding possible or assu med future results of operations, business strategies, development plans, regulatory activities, market opportunity competitive position, potential growth oppo rtu nities, and the effects of competition, are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of TELA Bio, Inc. (the “Company”) to be materially different from any future res ults, performance or achievements expressed or implied by the forward - looking statements. In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “e sti mate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictio ns. The Company has based these forward - looking statements largely on its current expectations and projections about future events and financial trends th at it believes may affect the Company’s business, financial condition, and results of operations. These forward - looking statements speak only as of the date o f this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of whic h a re beyond the Company’s control, including, among others: the impact to our business from macroeconomic conditions, including recessionary concerns, ban king instability, increasing market interest rates, monetary policy changes, changes in trade policies, including tariffs and trade protection measures, a nd inflationary pressures, potentially impacting our ability to market our products; demand for our products related to changes in volumes or frequency of surgical procedures, including due to outbreak of illness or disease, cybersecurity events impacting hospital operations, potential hospital closures, labor an d hospital staffing shortages, supply chain disruptions to critical surgical and hospital supplies, pricing pressures or any other applicable adverse health car e economic factors; our ability to achieve or sustain profitability; our ability to gain market acceptance for our products and to accurately forecast and meet cus tomer demand; our ability to compete successfully; that data from earlier studies related to our products and interim data from ongoing studies may not be re plicated in later studies or indicative of future data; that data obtained from clinical studies using our product may not be indicative of outcomes in ot her surgical settings; our ability to enhance our product offerings; product development and manufacturing problems; capacity constraints or delays in production o f o ur products; maintenance of coverage and adequate reimbursement for procedures using our products; and product defects or failures. These and other ri sks and uncertainties are described more fully in the "Risk Factors" section and elsewhere in the Company's filings with the U.S. Securities and Exchan ge Commission (the “SEC”) and available at www.sec.gov . You should not rely on these forward - looking statements as predictions of future events. The events and circumstances reflecte d in the Company’s forward - looking statements may not be achieved or occur, and actual results could differ materially from those pro jected in the forward - looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge f rom time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by ap pli cable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future ev ents, changed circumstances or otherwise. 2 Forward Looking Statements

We provide innovative soft - tissue reconstruction solutions that optimize clinical outcomes by prioritizing the Preservation and Restoration of the patient’s own anatomy. 3 Our Mission

TELA Bio, Inc. Advanced reinforced tissue matrix portfolio supported by compelling clinical evidence $2.6B US market opportunity 1 – still in early stages of growth Driving commercial adoption with targeted direct - sales approach Recent product launches in growing markets: robotic hernia surgery, plastic and reconstructive surgery Broad intellectual property portfolio Established DRG - based reimbursement pathway for hernia repair and robust GPO access Highly accomplished executive team with proven track record Redefining soft tissue preservation and restoration with a differentiated category of tissue reinforcement materials and supportive products 4 1. Management estimate. $2.6B total includes $1.8B hernia & abdominal wall reconstruction, $0.8B plastic reconstructive surgery.

Product Adoption Since Launch ~90,000 OviTex Reinforced Tissue Matrix (RTM) Implantations Globally 5 70+ Published or Presented Works ( OviTex + OviTex PRS) 5,000+ Hospitals Covered by GPO Access ~20,000 OviTex PRS Implantations (U.S.) 1,500 + Patients in Peer - Reviewed Publications

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Complex, Moderate Ventral / Abdominal Wall Reconstruction Simple Ventral Hernia Repair Inguinal Hernia Repair Hiatal Hernia Repair ~105,000 ~395,000 ~645,000 ~42,000 $630 M $590 M $ 54 0 M $42 M 1. Sources: Millennium Research Group Reports, IMS Health Data; iData Research MedSKU . 2. Management estimate. Market size based on volume and weighted average selling price for OviTex . Annual Procedures 1 $1.8B 2 Robotic / Minimally Invasive Surgery (MIS) Opportunity within the Hernia Market Robotic / MIS compatible procedures total over 1M annually and have a potential market opportunity of up to $1.2B 2 7 ~$1.8 Billion Annual Opportunity US Hernia Surgery Market

OviTex Core 4 - layer device No smooth sides OviTex Core is designed to reinforce primary hernia repairs where the device will not come into contact with viscera . OviTex 1S 6 - layer device 1 smooth side OviTex 1S incorporates a smooth side that is designed to minimize tissue attachment and to reinforce primary hernia repairs where the device may come into contact with viscera (e.g. intraperitoneal). OviTex 2S 8 - layer device 2 smooth sides OviTex 2S incorporates eight layers of tissue for added strength. The two smooth sides make it suitable for intraperitoneal placement. OviTex Low Profile 4 - layer device 1 smooth side OviTex LPR is designed specifically for use in minimally invasive procedures. The design also incorporates a smooth side making it suitable for intraperitoneal placement. One Comprehensive Portfolio OviTex Inguinal 4 - layer and 3 - layer device No smooth sides OviTex IHR is designed specifically for use in inguinal hernia repair procedures. The design also incorporates an anatomical and rectangular shape to suit surgeon preference.

9 1. Hernia and Abdominal Surgeries Survey (Oct 2020). A group of 71 surgeons were surveyed regarding use of mesh in various he rni a repair surgeries. 2. Figures derived from Company - sponsored online poll of approximately 1,100 potential patients for hernia procedures. 3. See Medtronic plc Form 10 - Q, filed with the SEC on Aug. 27, 2024; Atrium Medical Corp. C - Qur Mesh Products Liability Litigation (Case No: 16 - md - 2753 LM); In RE: Ethicon Physiomesh Flexible Composite Hernia Mesh Products Liability Litigation (Case No: 1:17 - md - 02782 - RWS). 4. Reuters, “Becton Dickinson agrees to settle about 38,000 hernia mesh suits” (retrieved from https:// www.reuters.com /legal/litigation/becton - dickinson - agrees - settle - about - 38000 - hernia - mesh - suits - 2024 - 10 - 03/); Getinge Press Release, dated Decemb er 8, 2021; Johnson & Johnson Form 10 - K, filed with the SEC on February 16, 2024 regarding settlement of Ehticon Physiomesh Flexible Composite Mesh claims). 5. U.S. Food and Drug Administration. (n.d.). FDA's activities: Urogynecologic surgical mesh implants. U.S. Department of Health and Human Services. Retrieved from https:// www.fda.gov /news - events/press - announcements/fda - takes - action - protect - womens - health - orders - manufacturers - surgical - mesh - intended - transvaginal O f surgeons agree that use of permanent synthetic mesh puts patients at long - term risk of complications 1 59 % Hernia patients want proactive control in their care 2 3 of 4 Product liability lawsuits relating to permanent synthetic hernia repair (as of November 2024) 3 Not inclusive of ~40,000 or more cases settled or dismissed within the past three years 4 ~ 15,000 FDA issued multiple 522 orders to manufacturers requiring pre - market approval prior to sale and distribution of transvaginal mesh for pelvic organ prolapse repair 5 2019 Steps surgeons must take in the U.K. as part of the Royal College of Surgeons guidance for Patient Consent Supported Decision Making following the 2015 Montgomery Ruling 6 10 Need for Alternative to Permanent Synthetic Mesh

803 patients, 1 mo – 5 yr F/U Pending: 1000+ patients 337 patients, 1 mo – 3 yr F/U Pending: 1000+ patients 25 patients, 14 mo F/U Pending: 415+ patients 186 patients, 1 – 14 mo F/U Pending: 100+ patients 65+ OviTex published or presented works with long term follow - up exceeding 8 years , including :

*Overall complications including surgical site occurrences (SSOs) and surgical site infections (SSIs) a – OviTex patients were more complicated with a significantly higher mVHWG distribution and CDC wound classification compared to polypropylene patients. b – OviTex patients experienced significantly less complications than patients receiving the other three biologics. c – OviTex and Strattice patients had a statistically lower recurrence rate than patients receiving the other two biologics. Source: Refer to “Clinical References” in this presentation. Sivaraj et al. 2 Parker et al. 3 37 Surgimend 17 Permacol 51 Strattice 36 OviTex 50 Polypropylene 50 OviTex Total enrolled patients 37.5 months (median) 58.4 months (median) 34.6 months (median) 28.6 months (median) 12 months 12 months Length of follow - up 40% grade 1 51% grade 2 9% grade 3 18% grade 1 71% grade 2 12% grade 3 17% grade 1 79% grade 2 4% grade 3 33% grade 1 58% grade 2 8% grade 3 94% grade 2 6% grade 3 32% grade 2 68% grade 3 a mVHWG 91% class I - II 94% class I - II 86% class I - II 89% class I - II 94% CDC class I 70% CDC class II+ a CDC wound class 43.2%* 52.9%* 47.1%* 16.7%* 22%* 36%* Incidence of SSO 5.4% 11.8% 12.5% 2.8% b - - Incidence of SSI 24.3% 29.4% 13.7% c 2.8% c 12% 6% Recurrence rate 11 Comparisons to synthetic mesh and leading first generation biologics Favorable Results of OviTex in Ventral Hernia Repair

* Kaplan - Meier survival estimate **No head - to - head clinical studies have been conducted. Due to differences in patient population, surgeons, surgical technique, and other variables, no direct comparisons of results can be made. For a comparative discussion of these studies, please see G. DeNoto , E.P. Ceppa , S.J. Pacella, M. Sawyer, G. Slayden , M. Takata, G. Tuma, J. Yunis, 24 - Month results of the BRAVO study: A prospective, multi - center study evaluating the clinical outcomes of a ventral hernia cohort treated with OviTex ® 1S permanent reinforced tissue matrix, Ann Medicine Surg 2022, 83, 104745 . Hope et al. (ATLAS) 13 Roth et al. 12 Harris et al. (PRICE) 11 DeNoto et al. (BRAVO) 4 120 Phasix ST 121 Phasix 83 Ventralight ST or Bard Soft Mesh 82 Strattice 92 OviTex Total enrolled patients 24 months 36 months 26 months 24 months Length of follow - up - - - 78% grade 2 - 3 mVHWG 100% class I 100% class I 93% class l - ll 90% class l - ll 95% class I - II CDC wound class Laparoscopic (55.8%) Robotic (44.2%) Open Open Open Open (65%) Laparoscopic (13%) Robotic (22%) Surgical technique 0.8% (includes SSI) - 22% (excludes SSI) 21% (excludes SSI) 38% (includes SSI) Incidence of SSO 0% 9% * 34% 39% 20.7% Incidence of SSI 31.7% * (overall) 18.6% * (defects < 7cm 2 ) 17.9% * 22% (overall) 28% (class I wounds) 40% (overall) 34% (class I wounds) 2.6% * Recurrence rate Source: Refer to “Clinical References” in this presentation. 12 OviTex performance contextualized alongside contemporaneous publications for leading competitive products Positive 24 - month BRAVO Results In Ventral Hernia

TELA Bio positioned to grow from a market shift towards resorbable and more “natural repair” solutions as an alternative to traditional Permanent Synthetics or Biologics Hernia Market Evolution 2027 2021 2018 2013 Permanent Synthetic Biologic Sales Market Share <1% Robotic Procedures ( Px ) 7% Robotic Px 12% Robotic Px 202 3 1 4 % Robotic Px Resorbable Synthetics Reinforced Tissue Matrix 21% Robotic Px Resorbable Synthetics and Reinforced Tissue Matrix strengths: 13 Sources for Sales Market Share (%): 2009 - 2013 = IMS Hospital Supply Index; 2018 - 2023 = iData Research MedSKU Sources for Total U.S. Market Size: 2021 - 202 7 = DRG Hernia Repair Devices Report – 2021; 2013 - 2018 = Management Estimate. Sources for % Robotic Procedures: 2018 - 2027 = DRG Hernia Repair Devices Report – 2021; 2013 = Management Estimate. Clinical Evidence Robot Compatibility Cost - effectiveness Patient Choice & Shared Decision - making

14 Multiple Layers of Ovine Rumen Three Polymer Options

15 ~$800 Million Annual Opportunity US Plastic & Reconstructive Surgery Market $700M 2 1. OviTex PRS is for implantation to reinforce soft tissue where weakness exists in patients requiring soft tissue repair or reinforcem en t in plastic and reconstructive surgery. The device is supplied sterile and is intended for one - time use. OviTex PRS has not been tested in breast surgical procedures. 2. Management estimate. Source: iData Research MedSKU , Q1 2024. Market size based on sales of current biologics. + $100M 2 Cosmetic Plastic & Reconstructive Surgery Surgeons use products to reinforce soft tissue during various reconstructive surgeries 1 , including: Head and neck surgery Chest wall reconstruction Pelvic reconstruction Extremities reconstruction Breast reconstruction Market dominated by human acellular dermal matrices (HADMs): Prone to high degree of stretch Expensive, putting pressure on hospital systems Can experience supply shortages, particularly when large pieces of material are required

Specifically designed for plastic and reconstructive surgery OviTex PRS An innovative reinforced tissue matrix designed to improve outcomes by facilitating fluid management and controlling degree and direction of stretch Product Features: Layers composed of biologic building block retain biologically significant macromolecules for tissue regeneration 1,2 Diamond embroidery pattern and stents allow for directional flexibility; sawtooth embroidery pattern and slits allow for bi - directional stretch while providing stretch resistance Distinct permeability elements in various configurations – e.g., micropores, macropores, and stents/slits – designed to facilitate fluid management OviTex PRS compared to market leading human ADM 3 Exhibited earlier host cell proliferation, collagen deposition and neovascularization Demonstrated tissue remodeling into mature, functional and organized collagen 1. Certain configurations available in two or three layers, see product catalog more information. 2. Lun S, Irvine S.M., John son K.D., Fisher N.J., Floden E. W., Negron L., Dempsey S.G. , McLaughlin R.J., Vasudevamurthy M. , Ward B.R., May B.C., A functional extracellular matrix biomaterial derived from ovine forestomach, Biomaterials 31(16) (2010) 4517 - 29. 3. ADM: Acellular Dermal Matrix. Overbeck N, Beierschmitt A, May BC, Qi S, Koch J. In - Vivo Evaluation of a Reinforced Ovine Biologic for Plastic and Reconstructive Procedures in a Non - human Primate Model of Soft Tissue Repair. Eplasty . 2022 Sep 14;22:e43. PMID: 36160663; PMCID: PMC9490877. Animal testing results may not be indicative of clinical performance. 16 Available in 2 - layer resorbable (polyglycolic acid) polymer, 3 - layer permanent (polypropylene) polymer, or 3 - layer resorbable (polylactic - co - glycolic acid) polymer reinforcing the same biologic material

17 Leading - edge atraumatic hernia mesh fixation devices Designed to minimize complications for patient safety and comfort

LIQUIFIX FIX8 & LIQUIFIX Precision Atraumatic liquid fixation devices Reduce the need for penetrating mechanical fixation for inguinal and femoral hernia repair Provide precise, controlled adhesive application Addresses an unmet need in the market, less damage to tissue Designed to minimize the risk of mechanical tissue trauma 2 Strong and secure mesh fixation 2 Pre - assembled device Adhesives polymerize in ~10 seconds Provides versatile liquid anchors at multiple angles 1 . LIQUIFIX FIX8 is intended for use in laparoscopic surgical repair of groin (femoral and inguinal) hernias, achieved through the fixation of prosthetic polypropylene or polyester mesh to the abdominal wall and the approximation of the peritoneum; LIQUIFIX Precision is intended for use in open surgical repair of groin (inguinal and femoral) hernias, achieved through the fixation of prosthetic polypropylene or polyester mesh to the abdominal wall. 2. Data on file: Advanced Medical Solutions 18 LIQUIFIX FIX8 1 is a complementary product addressing both open and laparoscopic hernia repair in the groin.

Driving Revenue Growth Sales Force Size Rep Productivity Product Portfolio GPO Access Clinical Experience X X X X = SALES $ 2021 40 - 45 Reps / 5 TB Ltd.* 2022 61 Reps / 6 TB Ltd.* 2023 86 Reps / 9 TB Ltd.* 2024 63 Territory Managers + 8 Account Specialists / 10 TB Ltd.* 2025 72 Territory Managers + 20 Account Specialists / 14 TB Ltd.* 2026 (Target) 94 Territory Managers + 17 TB Ltd.* Playbook90 training (new reps) & ongoing, intensive product training Avg. 6 mos. to breakeven Cadaver labs & other surgeon education & training programs Medical affairs support Industry & society meetings R&D and BD + + 5,000+ Hospitals covered by GPO access BRAVO 24 - month data: 2.6% recurrence 70+ published or presented works for OviTex + OviTex PRS 1,500+ patients in peer - reviewed publications ~90,000 OviTex RTM implantations globally ~20,000 OviTex PRS implantations 19 *TB Ltd. = European Sales Force INGUINAL LOW PROFILEJH1

19 20 +40% +38% +46% +39% +45% +39% +35% +46% +39% +11% +26% +4% +12% +26% +9% +18% 60% 65% 70% 75% 80% $0 $5 $10 $15 $20 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Gross Margin Revenue ($M) Quarterly Revenue and Gross Margin Revenue Gross Margin $41.4M, +41% $58.5M, +41% $69.3M, +19% $80.3M, +16%

21 Delivering Revenue Growth and Strong Margin with Continuing Improvement Potential $21M Quarterly revenue of $20.9M, growing 18% over corresponding period of 2024 $50.8M Cash and Cash Equivalents at December 31, 2025 66% Gross Margin Q4 2025 Performance